UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Unsecured Securities Purchase Agreement – Streeterville Capital, LLC

On August 4, 2023, Faraday Future Intelligent Electric Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Streeterville SPA”) with Streeterville Capital, LLC (“Purchaser”), to issue and sell $16,500,000 aggregate principal amount of the Company’s unsecured convertible senior promissory notes (the “Streeterville Note”) and a common stock purchase warrant (the “Streeterville Warrant”).

The Streeterville Note is subject to an original issue discount of $1,500,000 (the “OID”). In addition, the Company will pay Purchaser $150,000 to cover Purchaser’s legal fees and other transaction costs incurred in connection with the purchase and sale of the Streeterville Note (the “Transaction Expense Amount”). The OID will be included in the initial principal balance of the Streeterville Note and will be reduced from the amount funded at closing. The Streeterville Note is convertible into shares of Class A Common Stock of the Company, par value $0.0001 per share (“Common Stock”), at a conversion price equal to $0.8925, plus an interest make-whole amount as set forth in the Streeterville Note, subject to certain adjustments including full ratchet anti-dilution price protection.

The Streeterville Note matures on August 4, 2029. The Streeterville Note accrues interest at 10% per annum, payable on each conversion date and the maturity date in cash, or, at the Company’s option if all the Equity Conditions (as defined in the Streeterville Note) have been met, Common Stock or a combination thereof, provided that, subject to certain conditions set forth in the Streeterville Note, the Company may elect to pay such interest in Common Stock at a rate equal to 15% per annum with respect to the portion of such payment made in Common Stock. The Company may, from time to time, prepay the principal amount owing under the Streeterville Note, subject to a prepayment premium percentage in an amount ranging from 0% to 10% of the principal amount of such Note determined in accordance with a schedule set forth in the Streeterville SPA, so long as (i) the Company provides at least 15 days’ prior written notice to Purchaser of such prepayment and delivers to Purchaser an appropriately completed payment notification, and (ii) the Company accompanies such prepayment with the payment of any interest make-whole amount as set forth in the Streeterville Note.

Under the Streeterville SPA, Purchaser received a warrant (the “Streeterville Warrant”) to purchase up 6,100,840 shares of Common Stock with an exercise price equal to $0.8925 per share, subject to full ratchet anti-dilution protection and other adjustments, and are exercisable for seven (7) years on a cash or cashless basis.

Under the Streeterville SPA, the Company is required to reserve 25,000,000 shares of Common Stock from its authorized and unissued Common Stock to provide for all issuances of Common Stock under the Streeterville Note (the “Share Reserve”). On September 8, 2023 and from time to time thereafter until the Streeterville Note is paid in full, subject to certain conditions, the Company is required to add additional shares of Common Stock to the Share Reserve in increments of 1,000,000 shares as and when requested by Purchaser if the number of shares held in the Share Reserve is less than two (2) times the number of shares of Common Stock Purchaser would be entitled to receive upon conversion of all interest under the Streeterville Note (including any Make-Whole Amount (as defined in the Streeterville Note)) plus two (2) times the number of shares Purchaser would be entitled to receive upon conversion of all principal under the Streeterville Note.

Purchaser has the option, from time to time for 12 months after the date of the Streeterville SPA, to purchase up to $7,500,000 in aggregate (or $15,000,000 in aggregate with Company’s consent) in additional convertible senior unsecured notes and warrants on the same terms as the Streeterville Note and Streeterville Warrant. Additionally, from the date of the Streeterville SPA until the date that is the five-year anniversary of the date of the Streeterville SPA, upon any issuance by the Company or any of its subsidiaries of Common Stock or Common Stock equivalents for cash consideration, indebtedness or a combination of units thereof (subject to certain exceptions set forth in the Streeterville SPA) (each, a “Subsequent Financing”), if Purchaser that then owns at least $7.5 million principal amount of Streeterville Notes (when aggregated with any affiliates of Purchaser) shall have the right to participate in up to an amount of the Subsequent Financing such that Purchaser’s ownership of the Company remains the same immediately following such Subsequent Financing as its ownership immediately prior to such Subsequent Financing, pursuant to the procedures outlined in the Streeterville SPA.

Under the Streeterville SPA, so long as the Streeterville Note is outstanding, upon any issuance by Company of any security with a More Favorable Term (as defined in the Streeterville SPA), or amendment, waiver or adjustment to any existing security that results in the granting of a More Favorable Term, then the Company is required to notify Purchaser and such More Favorable Term, at Purchaser’s option, will become a part of the Transaction Documents (as defined in the Streeterville SPA) for the benefit of Purchaser. Additionally, if the Company fails to notify Purchaser of any such More Favorable Term, but Purchaser becomes aware that the Company has granted such a term to any third party, Purchaser may notify the Company and such More Favorable Term will become a part of the Transaction Documents retroactive to the date on which the More Favorable Term was granted to the applicable third party.

The Company is required to use commercially reasonable efforts to efforts to file, within 15 calendar days of the date of the Streeterville SPA, a registration statement on the appropriate form providing for the resale by Purchaser of at the least the Initial Required Registration Amount (as defined in the Streeterville Note). The Company is also required to use commercially reasonable efforts to cause such registration statement to become effective as promptly as possible and to maintain the effectiveness of such registration statement at all times until each Purchaser no longer owns any Warrants or Streeterville Notes or shares of Class A common stock issuable upon exercise or conversion thereof.

Pursuant to the Streeterville Note, the Company agrees to include a proposal to obtain stockholder approval, as is required by the Nasdaq listing rules, with respect to the issuance of any shares of Common Stock in excess of 19.99% of the issued and outstanding shares of Common Stock (the “Issuance Cap”), of the Conversion Shares (as defined in the Streeterville Note), the Warrant Shares (as defined in the Streeterville SPA), and subject to any applicable Nasdaq rules, any shares Common Stock issuable pursuant to the note and warrant issuable in connection with the reinvestment right set forth in the Streeterville SPA (so long as such reinvestment is made within 90 days of the Approval) in excess of the Issuance Cap (the “Approval”) at the earlier of its next annual meeting of stockholders to be held in 2024 and any special meeting of stockholders called by the Company at which at least one “routine” proposal (as determined by the New York Stock Exchange) is to be included in the proxy statement for such special meeting; provided however, that if at any time after the date of the Streeterville SPA and prior to the Approval, Purchaser submits a Conversion Notice (as defined in the Streeterville Note) at such time as the Issuance Cap would prohibit the conversion of less than 150% of the Conversion Shares subject to such Conversion Notice, the Company will use its reasonable best efforts to hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) for the Approval within 45 days from the date of the Company’s receipt of such Conversion Notice, and in any case, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company will solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders are required to vote their proxies in favor of such proposal. The Company is required to use its reasonable best efforts to obtain such Approval, including if the Company does not obtain the Approval at such special meetings, the Company will use reasonable best efforts to hold a new special meeting within 45 days from the date of such previous special meeting to obtain such Approval. If the Approval is not obtained at either meeting, the Company will be required to use its reasonable best efforts to seek such approval at each subsequent annual meeting of stockholders until such approval is obtained or the Streeterville Notes are no longer outstanding.

The foregoing description of the Streeterville SPA, Streeterville Note, and the Streeterville Warrant is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Streeterville SPA, the Streeterville Note, and the Streeterville Warrant filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Amendments No. 9 and 10 to Securities Purchase Agreement

On August 4, 2023, the Company entered into that certain Amendment No. 9 to Securities Purchase Agreement (“Amendment No. 9”) with FF Vitality Ventures LLC (the “ATW Party”), as purchaser, and that certain Amendment No. 10 to Securities Purchase Agreement (“Amendment No. 10” and together with Amendment No. 9, the “Amendments”) with Senyun International Ltd. (“Senyun”), as purchaser, each of which amends that certain Securities Purchase Agreement, dated as of August 14, 2022 (as amended by that certain Amendment No. 1 to Securities Purchase Agreement and Convertible Senior Secured Promissory Notes, dated as of September 23, 2022, that certain Joinder and Amendment Agreement, dated as of September 25, 2022, that certain Limited Consent and Third Amendment to Securities Purchase Agreement, dated as of October 24, 2022, that certain Limited Consent, dated as of November 8, 2022, that certain Amendment No. 4, dated as of December 28, 2022, that certain Limited Consent and Amendment No. 5, dated as of January 25, 2023, that certain Amendment No. 6 to Securities Purchase Agreement, dated as of February 3, 2023, and that certain Amendment No. 7, dated as of March 23, 2023, that certain Amendment No. 8, dated May 8, 2023, that certain Amendment to ATW Notes and Warrants dated May 9, 2023 (the “Existing Secured SPA” and, as further amended by the Amendments, the “Secured SPA”)). Please refer to the Current Reports on Form 8-K that were filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2022, September 26, 2022, October 25, 2022, November 8, 2022, December 29, 2022, January 31, 2023, February 6, 2023 March 23, 2023, and May 10, 2023 for a description of the key terms of the Existing Secured SPA, which is incorporated herein by reference. References to “Secured SPA Notes” and “Secured SPA Warrants” refer to the convertible notes issued pursuant to the Secured SPA and the accompanying warrants, respectively.

Pursuant to Amendment No. 9 and Amendment No. 10, the Company and each of the ATW Party and Senyun, respectively, as required purchasers under the Secured SPA, agreed to the following amendment to the Secured SPA: the definition of Required Minimum (as defined in the Secured SPA), was amended to mean (a) until the earlier of (x) September 30, 2023 and (y) the earlier of (I) the trading day immediately following the date of consummation of a reverse stock split of the Common Stock and (II) the 15th business day after the Company shall have obtained stockholder approval to increase the authorized shares of Common Stock (as applicable, the “Waiver Expiration Date”), zero shares of Common Stock, and (b) immediately after the Waiver Expiration Date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents (as defined in the Existing SPA), including any Underlying Shares (as defined in the Existing SPA) issuable upon exercise in full of all Warrants (as defined in the Existing SPA) or conversion in full of all Secured SPA Notes (including Underlying Shares issuable as payment of interest on the Secured SPA Notes), ignoring any conversion or exercise limits set forth therein.

The foregoing description of Amendment No. 9 and Amendment No. 10 is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 9 and Amendment No. 10 filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Joinder and Amendment Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on June 27, 2023, the Company entered into a Joinder and Amendment Agreement dated June 26, 2023 (the “ATW Joinder”) with the ATW Party. On August 4, 2023, the Company entered into Waiver and Amendment Agreement (the “ATW Amendment”) to the ATW Joinder, pursuant to which the ATW Party has agreed to waive any and all requirements of the Company to reserve shares of Common Stock for issuance pursuant to Notes or Warrants (each as defined in each of the Secured SPA and that certain Securities Purchase Agreement dated as of May 8, 2023 (as amended by that certain Amendment No. 1, dated as of June 26, 2023, the ATW Joinder, and the Second Joinder and Amendment Agreement, dated as of June 26, 2023, the “Existing Unsecured SPA”; the Existing Unsecured SPA, as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to the ATW Amendment, by and among the Company and the financial institutions or other entities from time to time party thereto (the “Unsecured SPA”)), related Warrants and/or any other Financing Document (each as defined in each of the Secured SPA and Unsecured SPA, respectively) and defers any obligations of the Company to deliver any shares of Common Stock for issuance pursuant to the Notes, related Warrants and/or any other Financing Document (each as defined in each of the Secured SPA and Unsecured SPA, respectively), as applicable until the earlier of (x) September 30, 2023 and (y) the earlier of (I) the trading day immediately following the date of consummation of a reverse stock split of the Common Stock and (II) the 15th business day after the Company’s receipt of stockholder approval to increase the authorized shares of Common Stock.

Further the ATW Amendment provides that if the ATW Party or a permitted assign exercises its option to invest another $10,000,000 of Tranche B Notes in accordance with the terms of the Secured SPA (the “Additional Tranche B Investment”) on or prior to the latest of (x) August 1, 2023, (y) four business days after the meeting of the Company’s stockholders for the required stockholder approval under the Unsecured SPA to increase the Company’s authorized shares of Common Stock and for purposes of the Nasdaq Stock Market (“Nasdaq”) Listing Rule 5635 (to the extent needed) (the “Stockholder Approval”), and (z) six business days after the Company has filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, then the ATW Party shall have the right, upon delivery of a written notice to the Company, at any time prior to the 30th day after the date of consummation of such Additional Trance B Investment, to invest another $20,000,000 in New Notes (as defined in the ATW Joinder), subject to terms substantially identical to those provided for in the Unsecured SPA.

The foregoing description of the ATW Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the ATW Amendment filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the issuance of the Streeterville Note and the ATW Amendment is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated into this Item 3.02 by reference. The offer, sale and issuance of the Streeterville Note, the Streeterville Warrant and the New Notes to the ATW Party were made in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
4.1	Common Stock Purchase Warrant, dated August 4, 2023, issued to Streeterville Capital, LLC
10.1	Securities Purchase Agreement, dated as of August 4, 2023, among Faraday Future Intelligent Electric Inc. and Streeterville Capital, LLC
10.2	Unsecured Convertible Senior Promissory Note, dated August 4, 2023, issued to Streeterville Capital, LLC
10.3	Amendment No. 9 to Securities Purchase Agreement, dated August 4 2023, by and between Faraday Future Intelligent Electric Inc. and FF Vitality Ventures LLC.
10.4	Amendment No. 10 to Securities Purchase Agreement, dated August 4, 2023, by and between Faraday Future Intelligent Electric Inc. and Senyun International Ltd.
10.5	Waiver and Amendment Agreement, dated as of August 4, 2023, among Faraday Future Intelligent Electric Inc. and FF Vitality Ventures LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: August 7, 2023	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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